UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2021

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-39281 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia (Address of principal executive offices)		V6C 2T5 (Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 29, 2021, TMC the metals company Inc. (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that due to Scott E. Leonard’s resignation disclosed in Item 5.02 of this Current Report on Form 8-K, the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Audit Committee to be comprised of a minimum of three independent directors. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire at the earlier of the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) or December 24, 2022, or if the 2022 Annual Meeting is held before June 22, 2022, then the Company must evidence compliance no later than June 22, 2022. The Company expects that the Nasdaq will issue a letter to the Company confirming the Company’s noncompliance with Nasdaq Listing Rule 5605 and informing the Company of the cure period. The Company intends to appoint an additional independent director to the Audit Committee prior to the end of the cure period.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 24, 2021, Scott E. Leonard resigned, effective immediately, from the Board of Directors (the “Board”) of the Company to focus on other endeavors.

In connection with Mr. Leonard’s resignation, Andrew Hall, the Company’s lead independent director and current member of the Audit Committee of the Board, was appointed Chair of the Audit Committee and the Company will conduct a search for a new director to join the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: December 30, 2021	By:	/s/ Gerard Barron
Name: Gerard Barron
Title: Chief Executive Officer